UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934s

Date of Report (Date of earliest event reported): October 29, 2021

China HGS Real Estate, Inc.

(Exact Name of Registrant as Specified in Charter)

Florida	001-34864	33-0961490
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Xinghan Road, 19th Floor Hanzhong City Shaanxi Province, PRC 723000
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (86) 091-62622612

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	HGSH	The NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;

Resignation of Mr. Xiaojun Zhu

On October 29, 2021, Mr. Xiaojun Zhu resigned from his positions as the President and Chief Executive Officer of China HGHS Real Estate Inc., (the “Company”), and as the Chairman of the board of directors (the “Board”) of the Company, effective immediately. Mr. Xiaojun Zhu’s resignation is not as a result of any disagreement with the Company relating to its operations, policies or practices.

Appointment of Mr. Neng Chen

Effective October 29, 2021, the Board appointed Mr. Neng Chen as the President and Chief Executive Officer of the Company, and Chairman of the Board to fill the vacancy created by the resignation of Mr. Xiaojun Zhu.

The biographical information of Mr. Neng Chen is set forth below.

Mr. Neng Chen, aged 39, is the founder of Hunan Qingqing Consulting Co., Ltd. and served as its general manager since June 2019. From June 2012 to January 2019, Mr. Chen served as the general manager of Yiyang Huamei Real Estate Development Co., Ltd. Mr. Chen graduated from the University of Regina in Canada with a bachelor’s degree in economics.

Mr. Neng Chen does not have a family relationship with any director or executive officer of the Company and has not been involved in any transaction with the Company during the past two years that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Neng Chen also entered into an employment agreement (the “Employment Agreement”) with the Company, which sets his annual compensation at RMB 200,000 and establishes other terms and conditions governing his service to the Company. The Employment Agreement is qualified in its entirety by reference to the complete text of the Employment Agreement, which is filed hereto as Exhibit 10.1.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

10.1	Employment Agreement, dated October 29, 2021 by and between the Company and Neng Chen

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2021	China HGS Real Estate Inc.

	By:	/s/ Neng Chen
Name: Neng Chen
Title: Chief Executive Officer and Chairman